FINANCIAL INSTRUMENTS (Details Narrative) $ in Thousands	12 Months Ended
Dec. 31, 2023 USD ($)
Notes and other explanatory information [abstract]
Deficit of financial liabilities over financial liabilities	$ 576
Financial instruments, description	Company has excess of financial assets over financial liabilities in Euro and CAD in relation to US dollar of $1,389 and $859, respectively. An increase or decrease of 5% of the US dollar relative to the Euro would have an effect of $69 and $43, respectively.